UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2025

LIVERAMP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38669	83-1269307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Bush Street, Seventeenth Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip Code)

(888) 987-6764

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.10 par value	RAMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 below, at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of LiveRamp Holdings, Inc. (the “Company”), the Company’s shareholders approved the amendment and restatement of the Company’s Amended and Restated 2005 Equity Compensation Plan (as amended and restated, the “2005 Plan”) to increase the number of shares available under the 2005 Plan by 2,500,000. A summary of the material terms of the 2005 Plan, as amended and restated, is set forth on pages 16 through 27 of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission (the “SEC”) on June 27, 2025 (the “Proxy Statement”). The summary and the foregoing description of the 2005 Plan are qualified in their entirety by reference to the text of the 2005 Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On August 13, 2025, Omar Tawakol, who has served as a director of the Company since 2021, informed the Board of Directors of the Company (the “Board”) of his intention to resign from the Board, effective immediately.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on August 12, 2025, at 11:30 a.m. PDT via the Internet at www.virtualshareholdermeeting.com/RAMP2025. The Company’s shareholders voted on four proposals, and the final voting results for each of the proposals are described below.

1.       Election of Directors. Clark M. Kokich and Brian O’Kelley were elected to the Board for three-year terms expiring at the 2028 Annual Meeting of Shareholders by the following votes:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Clark M. Kokich	48,434,351	4,018,478	52,488	6,991,858
Brian O’Kelley	50,130,843	2,326,786	47,688	6,991,858

2.       Proposal to Increase the Number of Shares Available for Issuance under the 2005 Plan. The shareholders approved an increase of 2,500,000 shares in the number of shares available for issuance under the 2005 Plan by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
39,267,480	12,950,377	287,460	6,991,858

3.       Advisory Vote to Approve Named Executive Officer Compensation. The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
51,164,527	1,289,301	51,489	6,991,858

4.       Ratification of Independent Registered Public Accountant. The shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accountant for fiscal year 2026 by the following votes:

Votes For	Votes Against	Votes Abstained
58,406,643	1,011,200	79,332

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated 2005 Equity Compensation Plan of LiveRamp Holdings, Inc.
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVERAMP HOLDINGS, INC.

By:	/s/ Jerry C. Jones
Jerry C. Jones
EVP, Chief Ethics and Legal Officer and Secretary

Date: August 15, 2025